NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Amundi World Bond Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Equity Fund
Nationwide International Small Cap Fund

Supplement dated June 15, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Global Equity Fund

Effective on or about June 28, 2017, the Nationwide Global Equity Fund (the "Fund") is renamed the "Nationwide Global Sustainable Equity Fund."  All references to the Fund in the Prospectus are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE